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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D. C. 20549
                                    FORM 8-K
                           CURRENT REPORT PURSUANT TO
                           SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): October 30, 2002

                                     AVAYA INC.
             (Exact name of registrant as specified in its charter)

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
          Delaware                        1-15951                       22-3713430
(State or other jurisdiction            (Commission                    (IRS Employer
      of incorporation)                File Number)                 Identification No.)

     211 Mount Airy Road
      Basking Ridge, NJ                                                    07920
(Address of principal executive offices)                                (Zip Code)
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         Registrant's telephone number, including area code: (908) 953-6000
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ITEM 7(C). EXHIBITS

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
        99.1            Excerpts from Investment Community presentation of Garry K.
                        McGuire, Chief Financial Officer and Senior Vice President,
                        Operations, October 30, 2002.
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ITEM 9. REGULATION FD DISCLOSURE

    On October 30, 2002, Avaya Inc., a Delaware corporation ("Avaya"), held an investment community meeting at its headquarters in Basking Ridge, New Jersey. At the meeting, Avaya provided, among other things, the information attached hereto as Exhibit 99.1.

    This current report contains forward-looking statements regarding Avaya's outlook for fiscal 2003 and uncertainties that could cause actual outcomes and results to differ materially. These risks and uncertainties include, but are not limited to, general industry market conditions and growth rates and general domestic and international economic conditions including interest rate and currency exchange rate fluctuations and the economic, political, and other risks associated with international sales and operations, U.S. and foreign government regulation, price and product competition, rapid technological development, dependence on new product development, the successful introduction of new products, the mix of our products and services, customer demand for our products and services, the ability to successfully integrate acquired companies, control of costs and expenses, the ability to implement in a timely manner our restructuring plans, and the ability to form and implement alliances. For a further list and description of such risks and uncertainties, see the reports filed by Avaya with the Securities and Exchange Commission. Except as required by the federal securities laws, Avaya disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

    Note: the information in this report is furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. This report will not be deemed an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.

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                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

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                                               AVAYA INC.

Date: October 30, 2002                         By:  /s/ GARRY K. MCGUIRE
                                                    ------------------------------------------------
                                                    Name: Garry K. McGuire
                                                    Title:  Chief Financial Officer and
                                                          Senior Vice President, Operations
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                                 EXHIBIT INDEX

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
       EXHIBIT
       NUMBER           DESCRIPTION
---------------------   -----------
        99.1            Excerpts from Investment Community presentation of Garry K.
                        McGuire, Chief Financial Officer and Senior Vice President,
                        Operations, October 30, 2002.
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